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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 15, 2003
                                                       --------------------



                                KCS ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


            Delaware                    001-13781                 22-2889587
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(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


   5555 San Felipe Road, Houston, TX                         77056
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(Address of principal executive offices)                   (Zip Code)


                                 (713) 877-8006
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.


         On September 15, 2003, KCS Energy, Inc. issued a press release reporting that it has issued a redemption notice to holders of its Series A Convertible Preferred Stock. A copy of the press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.


(c) Exhibits.

         Exhibit 99.1 KCS Energy, Inc. Press Release dated September 15, 2003 reporting the issuance of a redemption notice to holders of Series A Convertible Preferred Stock.




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     KCS Energy, Inc.




Date: September 15, 2003                             /s/ Frederick Dwyer
                                                     ---------------------------
                                                     Frederick Dwyer
                                                     Vice President, Controller
                                                       and Secretary



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                                 EXHIBIT INDEX

         Exhibit                            Description
         -------                            -----------

       Exhibit 99.1 KCS Energy, Inc. Press Release dated September 15, 2003 reporting the issuance of a redemption notice to holders of Series A Convertible Preferred Stock.